Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Annual Report of Jamin Corp. (the "Company"), on Form 10-K/A for the period ended June 31, 2017, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Hengfei Yang, Principal Executive Officer and Principal Financial Officer of the Company, certify to the best of  my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Annual Report on Form 10-K/A for the period ended June 31, 2017, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
The information contained in such Annual Report on Form 10-K/A for the period ended June 31, 2017, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 27, 2018	By:	/s/ Hengfei Yang
Hengfei Yang
Principal Executive Officer Principal Financial Officer Jamin Corp.